TRANSACTIONS WITH RELATED PARTIES (Tables)	12 Months Ended
Dec. 31, 2013
TRANSACTIONS WITH RELATED PARTIES [Abstract]
Schedule of Maturity of Debt Obligations	The financing leaseback from related party mature as follows, as of December 31, 2013:
2014	$527
2015	558
2016	590
2017	625
2018	662
2019 and thereafter	8,957
$11,919

Schedule of Transactions and Balances with Related Parties
The following table summarizes transactions with related parties:

	Year ended December 31,
	2013	2012	2011

Revenues (to affiliated company-U.S. Quartz(*))	$-	$-	$12,833
Cost of revenues	$8,792	$6,147	$14,720
Research and development	$211	$301	$347
Selling and marketing	$632	$682	$806
General and administrative	$1,649	$3,053	$6,169
Finance expenses, net	$671	$236	$29

(*)	Through the acquisition date on May 18, 2011.

b.	Balances with related parties:

	December 31,
	2013	2012

Account payables and current maturities to related parties, including financing leaseback	$2,602	$2,888
Long-term loan and financing leaseback from a related party (1,2)	$12,342	$12,188

(1)
On January 17, 2011, a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 1/4 percent. The loan is due four years following the date on which it was made. The interest accrued on the loan is payable on a quarterly basis.

(2)
In September, 2012, a financing leaseback of $10.9 million related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 5.87% and is subject to adjustment for increases in the Israeli consumer price index.